PHOTOLOFT.COM, INC.

                         CO-BRANDED MARKETING AGREEMENT

This  Agreement is made this  March 11,1999  (the "Effective Date") between Umax
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Technologies, Inc., a California corporation, having a place of business at 3361
Gateway Blvd., Fremont, CA 94538 ("Partner"), and PhotoLoft.com, Inc., a California corporation having a place of business at 300 Orchard City Drive Suite#142, Campbell, California 95008 ("PhotoLoft.com").

1.0     INTENT:  PhotoLoft.com  offers certain proprietary software and services
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for  creation,  maintenance  and storage of on-line digital photo albums via its
PhotoLoft.com web site (the "Service"). PhotoLoft.com and Partner desire to provide the Service to Partner's customers through the creation of a Co-Branded PhotoLoft.com site on PhotoLoft.com's server (having the URL address http://www.photoloft.com/UMAX ("Co-Branded PhotoLoft.com") to enable Partner's visitors and customers ("Visitors") to register to use services or view photo albums from PhotoLoft.com.

2.0     LINK:  PhotoLoft.com. will cooperate to promptly develop (a) a specially
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co-branded PhotoLoft.com page using both PhotoLoft.com's and Partner's names and logos (the "Co-Branded Pages"); and (b) links from Partner's Site to the Co-Branded Pages (the "Links"). During the term of this agreement, the Partner will maintain the links on the Partners home page/front page (http://www.umax.com), toolbar/menu bar, and other appropriate locations to be agreed upon by PhotoLoft.com and Partner.

3.0     CLIENT  SOFTWARE:  Partner  agrees to ship the PhotoLoft Client software
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with  each  copy  of  the  product.   The  PhotoLoft Client software will direct
customers  to  the  Co-Branded  Page,  and  contain  the  Partner  Logo.

4.0     USAGE:  Partner's  customers  will  be  offered  a one year free Premium
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PhotoLoft account.   Partner's customers will be identified by the serial number associated  with  the  hardware.

5.0     PROMOTION  BY PHOTOLOFT.COM:  Every image posted by PhotoLoft's customer
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will  be  identified  as  a  Partner's  customer.  Every time that that image is viewed by any PhotoLoft viewer, the logo of the Partner will also be on display to the PhotoLoft viewer.

6.0     PROMOTION BY PARTNER:      Partner will (a) provide a sticker or logo on
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the  hardware box identifying Partner as a PhotoLoft partner, and (b) provide in box  documentation  promoting  the  Premium  Account  special  offer.

7.0     CO-PROMOTION:  Upon  completion  of  the Co-Branded pages and associated
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links, PhotoLoft.com and Partner will issue a joint press release.  In addition,
Partner will notify installed base of the availability of PhotoLoft.com via e-mail.

8.0     FURTHER  CUSTOMIZATION:  PhotoLoft.com  will be entitled to make changes
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to  the  co-branded entrance page to assure the same look and feel with the rest of the site. Umax shall approve these changes within 10 days of notification by PhotoLoft. Umax shall not unreasonably withhold approval of these changes.

9.0     TRADEMARKS:
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     PHOTOLOFT.COM  MARKS:  PhotoLoft.com  hereby  grants Partner a nonexclusive
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limited  license  to use, reproduce and display the PhotoLoft.com trademarks and logos designated by PhotoLoft.com on Partner's Web Site and in Partner's promotional material and documentation during the term of this Agreement in accordance with any guidelines that PhotoLoft.com may provide to Partner from time to time. PhotoLoft.com will supply Partner with electronic versions of the PhotoLoft.com trademarks and logos for Partner's use. All representations of the PhotoLoft.com trademarks and logos that Partner uses will be exact copies of those provided by PhotoLoft.com, or shall first be submitted to PhotoLoft.com for approval.

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     PARTNER  MARKS:  Partner hereby grants PhotoLoft.com a nonexclusive limited
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license  to use, reproduce and display Partner's trademarks and logos designated by Partner on the Co-Branded Pages during the term of this Agreement in accordance with any guidelines that Partner may provide to PhotoLoft.com from time to time. Partner will supply PhotoLoft.com with electronic versions of the Partner trademarks and logos for PhotoLoft.com's use. All representations of the Partner's trademarks and logos that PhotoLoft.com intends to use will be exact copies of those provided by Partner, or shall first be submitted to Partner for approval.

10.0     PROPRIETARY  RIGHTS:  Except  as  expressly provided herein, each party
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shall  own  all  right,  title  and  interest in its respective web site and all portions thereof, including without limitation all intellectual property rights therein. Except as specifically and clearly set forth in this Agreement, neither party shall be granted any right or license to any of the other party's property, including intellectual property in its respective software, web site or any portions thereof

11.0     TERM:  This  Agreement shall become effective on the Effective Date and
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shall  remain  in effect for a one (1) year term which shall renew automatically for successive one-year terms, unless terminated by written notice by either party thirty (30) days prior to the- end of any one-year term. In the event of a breach, the non-breaching party may serve written notice of breach on the breaching party. If such breach is not cured within fourteen (14) days, the non-breaching party may immediately terminate this Agreement.

12.0     NON  ASSIGNMENT:  Neither  this  Agreement  nor  any  rights under this
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Agreement  may be transferred, assigned or delegated by either party without the prior  written  consent  of  the  other  party.

13.0     INDEPENDENT  CONTRACTOR:  With  respect to all matters relating to this
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Agreement,  each party is deemed to be an independent contractor.  Neither party shall represent itself as an employee, servant, agent or legal representative of the other party for any purposes whatsoever.

14.0     GOVERNING LAW/DISPUTE RESOLUTION:  The parties intend this Agreement to
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be  construed  in  accordance with the laws of the State of California.  Partner and PhotoLoft.com agree that they will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in the spirit of mutual friendship and cooperation. Any dispute which the parties cannot resolve between themselves in good faith within six (6) months of the date of the initial demand by either party for such resolution will be submitted for FINAL determination by one (1) mutually agreed arbitrator within the State of California.

15.0     LIMITATION OF LIABILITY: NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR
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ANY  LOST  PROFIT  OR  OTHER  COMMERCIAL  DAMAGE, INCLUDING, WITHOUT LIMITATION,
INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES OF ANY NATURE ARISING OUT OF THIS AGREEMENT.

16.0     ENTIRE  AGREEMENT:  This Agreement contains the entire agreement of the
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parties  and  supersedes  all previous understandings and agreements between the parties  relating  to  the  subject  matter  hereof.

17.0     NOTICES:  Any  notice  or  request  required  to  be  given under or in
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connection  with  this  Agreement  shall be in writing and given by facsimile or postpaid registered or certified mail return receipt requested. The date of receipt shall be deemed the date on which such notice or request has been given. Until such time as written notice of a change of address is given by either party to the other, any such notice or request shall be deemed sufficiently addressed when directed to the addresses of the parties set out in the first paragraph of this Agreement.



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IN WITNESS WHEREOF, the parties hereto have executed this Agreement in as of the
Effective  Date:

     By: s.  Jack  Marshall               By:  s.  John
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     Date:  3/12/99                       Date:  3/11/99

     Title:  President                    Title:  Senior  Director  Mktg.
     PhotoLoft.com,  Inc.


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